EXHIBIT 10.4
CONFIRMATION

Date:	September 29, 2009

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	Wachovia Bank, National Association (“Dealer”)

Facsimile:	(212) 622-8534
Transaction Reference Number:
     The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between Wachovia Bank, National Association, represented by Wells Fargo Securities, LLC as its agent, and PHH Corporation, dated as of September 23, 2009 (as amended from time to time, the “Master Confirmation”).
     1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
     2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	September 29, 2009

Effective Date:	September 29, 2009

Strike Price:	USD 34.74

Premium:	USD 914,100.00

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	At any time, a number of Shares equal to the product of the Transaction Multiplier and the Number of Shares at such time.

Transaction Multiplier:	1.35

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	2,130	December 1, 2014
2.	2,130	December 2, 2014
3.	2,130	December 3, 2014
4.	2,130	December 4, 2014
5.	2,130	December 5, 2014
6.	2,130	December 8, 2014
7.	2,130	December 9, 2014
8.	2,130	December 10, 2014
9.	2,130	December 11, 2014
10.	2,130	December 12, 2014
11.	2,130	December 15, 2014
12.	2,130	December 16, 2014
13.	2,130	December 17, 2014
14.	2,130	December 18, 2014
15.	2,130	December 19, 2014
16.	2,130	December 22, 2014
17.	2,130	December 23, 2014
18.	2,130	December 24, 2014
19.	2,130	December 26, 2014
20.	2,130	December 29, 2014
21.	2,130	December 30, 2014
22.	2,130	December 31, 2014
23.	2,130	January 2, 2015
24.	2,130	January 5, 2015
25.	2,130	January 6, 2015
26.	2,130	January 7, 2015
27.	2,130	January 8, 2015
28.	2,130	January 9, 2015
29.	2,130	January 12, 2015
30.	2,130	January 13, 2015
31.	2,130	January 14, 2015
32.	2,130	January 15, 2015
33.	2,130	January 16, 2015
34.	2,130	January 20, 2015
35.	2,130	January 21, 2015
36.	2,130	January 22, 2015
37.	2,130	January 23, 2015
38.	2,130	January 26, 2015
39.	2,130	January 27, 2015
40.	2,130	January 28, 2015
41.	2,130	January 29, 2015
42.	2,130	January 30, 2015

Component Number	Number of Warrants	Expiration Date
43.	2,130	February 2, 2015
44.	2,130	February 3, 2015
45.	2,130	February 4, 2015
46.	2,130	February 5, 2015
47.	2,130	February 6, 2015
48.	2,130	February 9, 2015
49.	2,130	February 10, 2015
50.	2,130	February 11, 2015
51.	2,130	February 12, 2015
52.	2,130	February 13, 2015
53.	2,130	February 17, 2015
54.	2,130	February 18, 2015
55.	2,130	February 19, 2015
56.	2,130	February 20, 2015
57.	2,130	February 23, 2015
58.	2,130	February 24, 2015
59.	2,130	February 25, 2015
60.	2,130	February 26, 2015
61.	2,130	February 27, 2015
62.	2,130	March 2, 2015
63.	2,130	March 3, 2015
64.	2,130	March 4, 2015
65.	2,130	March 5, 2015
66.	2,130	March 6, 2015
67.	2,130	March 9, 2015
68.	2,130	March 10, 2015
69.	2,130	March 11, 2015
70.	2,130	March 12, 2015
71.	2,130	March 13, 2015
72.	2,130	March 16, 2015
73.	2,130	March 17, 2015
74.	2,130	March 18, 2015
75.	2,130	March 19, 2015
76.	2,130	March 20, 2015
77.	2,130	March 23, 2015
78.	2,130	March 24, 2015
79.	2,130	March 25, 2015
80.	2,130	March 26, 2015
81.	2,130	March 27, 2015
82.	2,130	March 30, 2015
83.	2,130	March 31, 2015
84.	2,130	April 1, 2015
85.	2,130	April 2, 2015
86.	2,130	April 6, 2015

Component Number	Number of Warrants	Expiration Date
87.	2,130	April 7, 2015
88.	2,130	April 8, 2015
89.	2,130	April 9, 2015
90.	2,130	April 10, 2015
91.	2,130	April 13, 2015
92.	2,130	April 14, 2015
93.	2,130	April 15, 2015
94.	2,130	April 16, 2015
95.	2,130	April 17, 2015
96.	2,130	April 20, 2015
97.	2,130	April 21, 2015
98.	2,130	April 22, 2015
99.	2,130	April 23, 2015
100.	2,130	April 24, 2015
101.	2,130	April 27, 2015
102.	2,130	April 28, 2015
103.	2,130	April 29, 2015
104.	2,130	April 30, 2015
105.	2,130	May 1, 2015
106.	2,130	May 4, 2015
107.	2,130	May 5, 2015
108.	2,130	May 6, 2015
109.	2,130	May 7, 2015
110.	2,130	May 8, 2015
111.	2,130	May 11, 2015
112.	2,130	May 12, 2015
113.	2,130	May 13, 2015
114.	2,130	May 14, 2015
115.	2,130	May 15, 2015
116.	2,130	May 18, 2015
117.	2,130	May 19, 2015
118.	2,130	May 20, 2015
119.	2,130	May 21, 2015
120.	2,295	May 22, 2015

     3. Issuer hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Issuer with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy by facsimile to 212-214-5913 (Attention: Equity Division Documentation Unit, by telephone contact 212-214-6100).

Yours sincerely,

WELLS FARGO SECURITIES, LLC, acting solely in its capacity as Agent of Wachovia Bank, National Association
By:	/s/ Cathleen Burke
Authorized Signatory
Name: Cathleen Burke

WACHOVIA BANK NATIONAL ASSOCIATION, by Wells Fargo Securities, LLC, acting solely in its capacity as Agent
By:	/s/ Cathleen Burke
Authorized Signatory
Name: Cathleen Burke

Confirmed as of the date first above written: PHH CORPORATION
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	SVP & Treasurer